Exhibit 10.2
AMENDMENT NO. 2 TO LEASE AGREEMENT
     THIS AMENDMENT is made on this 16 day of October, 2003, by and between Kinsley Equities II Limited Partnership (“Landlord”) and Professional Veterinary Products, Ltd. (“Tenant”).
WITNESSETH:
     WHEREAS, Landlord and Tenant entered into that certain lease agreement (the “Lease Agreement”) dated March 15, 2002 and amended by Amendment No. 1 dated January 22, 2003, whereby Tenant leases approximately 87,500 square feet of space (the “Premises”) designated as Berkshire Business Park, located at 3640 Sandhurst Drive, York, PA;
     WHEREAS, Tenant wishes to amortize the improvement costs for the Additional Space set forth in Amendment No. 1 and pay such costs as Additional Rent throughout the balance of the Term; and
     WHEREAS, the Commencement Date for the Additional Rent shall be November 1, 2003.
     NOW, THEREFORE, Landlord and Tenant wish to amend the terms of the Lease Agreement and agree as follows:
1)	The Additional Rent for the Additional Space shall be paid as follows:

Period	Monthly	Annually

November 1, 2003 — July 31, 2007	$3,177.93	$38,135.16
     Such Additional Rent shall be payable, in advance, together with Base Rent and Additional Rent set forth in the Lease Agreement and Amendment No. 1, in equal monthly installments during the term hereof.
2)	Any additional costs incurred for changes in the Scope of Work as set forth in Amendment No. 1 or additional improvements required by Tenant shall be paid directly to contractor by Tenant.

3)	All other terms and conditions of the Lease as set forth in the Lease Agreement and Amendment No. 1 shall remain in full force and effect except as amended herein.
IN WITNESS WHEREOF, the parties hereto have hereunder set their hands and seals the day and year first above written.

ATTEST/WITNESS	LANDLORD: Kinsley Equities II Limited Partnership
	By:	KIN LLC, Managing Partner
/s/ [Illegible]

		By:	/s/ Robert A. Kinsley
Robert A. Kinsley, Managing Member

ATTEST/WITNESS:	TENANT: Professional Veterinary Products, Ltd.
/s/ Norman Carlson	By:	/s/ Neal B. Soderquist
Title: Director of Finance